Financial Expense (Income) Net	12 Months Ended
Dec. 31, 2018
Financial Expense (Income) Net [Abstract]
FINANCIAL EXPENSE (INCOME) NET

NOTE 14 – FINANCIAL EXPENSE (INCOME) NET

	Year ended December 31,
	2018	2017	2016
	USD in thousands

Revaluation of securities, net	(1)	(15)	(39)
Revaluation of other investments	(316)	(3,967)	--
Revaluation of derivative warrant liabilities	(2,071)	12,180	(1,847)
Exchange rate differences	1,000	(918)	(70)
Other	(181)	(39)	6
	(1,569)	7,241	(1,950)